EXHIBIT 10.7

THIS SECURED CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON ANY CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS.  THIS SECURED CONVERTIBLE PROMISSORY NOTE MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY WHOSE AUTHORIZED OFFICER HAS SIGNED THIS NOTE BELOW.

SECURED CONVERTIBLE PROMISSORY NOTE

$3,000,000.00

February 13, 2007

For value received, Colfax Financial Corporation, a Utah corporation (the “Maker”), promises to pay to the order of R.W. Sabes Investment, LLC (the “Holder”), 6655 W Sahara, Suite B200, Las Vegas NV 89146, or at such other place as the Holder may from time to time designate, the principal sum of Three Million and no/100 Dollars ($3,000,000.00) or so much thereof as shall be advanced by Holder pursuant to the Credit Agreement (as hereinafter defined) and remain unpaid from time to time (the “Principal Amount”), plus interest on the outstanding unpaid Principal Amount hereof from the date hereof at the annual rate of fifteen percent (15%) (the “Interest”).  All interest payment calculations required hereunder shall be computed on the basis of the actual number of days elapsed over a year comprised of three hundred sixty (360) days.

The original principal amount of this Secured Convertible Promissory Note (“Note”), together with all of the Interest thereon, shall be due and payable in full on the thirty-month anniversary of the date of this Note, to-wit, August 12, 2009 (the “Maturity Date”) unless earlier converted as provided herein.  On March 1, 2007, the Maker shall pay to the Holder all accrued and unpaid interest on the Initial Advance (as defined in the Credit Agreement) from the date of issuance of this Note.  Commencing April 1, 2007 and continuing until this Note is repaid in full, the Maker shall make monthly payments on the first day of each month to the Holder equal to $74,163.36 as payment against principal and interest on the Initial Advance.  From and after each additional Advance (as defined in the Credit Agreement), the Company shall make (a) on the first day of the calendar month following the Advance, a payment of accrued but unpaid interest on such Advance through such date and (b) beginning on the first day of the second calendar month following the Advance, additional monthly payments of principal and interest on the first day of each month calculated based on such additional Advance and interest being amortized over the remaining term of this Note.  The Maker shall pay to the Holder a late payment fee equal to five percent (5%) of the past due payment amount for any monthly installment of principal and interest not received by the Holder within five (5) days after the installment is due.

This Note is entitled to the benefit and security of the Security Agreement between Holder and Maker (“Security Agreement”), dated as of the date hereof; the Credit Agreement between Holder and Maker, dated of even date herewith (“Credit Agreement”); and the Guaranty between Holder and STEN Corporation (“STEN”), dated of even date herewith (“Guaranty”).  Whenever used in this Note, the words “Maker” and “Holder” shall mean, respectively, the Maker and the Holder named in the first paragraph of this Note and their respective successors and assigns.

At any time prior to payment in full of any or all amounts payable under this Note, and from time to time, the principal amount outstanding and accrued interest of this Note (which in no event shall exceed $3,000,000 of principal amount) shall be convertible, in full or in part, at the election of Holder, by exercise of Conversion Notice attached hereto as Exhibit A, into that number of shares of STEN’s common stock, $0.01 par value per share (the “Common Stock”), equal to dividing $8.20 (“Conversion Price”) into the aggregate principal amount and accrued interest of this Note being converted.  Notwithstanding the conversion of any or all amounts payable under this Note, Maker shall remain liable for any and all principal amount and accrued interest which is not converted and such amount shall be paid in full on or before the Maturity Date; upon conversion, the entire principal amount and accrued interest of this Note, or the portion hereof so converted, shall be deemed to have been satisfied and discharged.  Such conversion shall be deemed to have been effected at the close of business of the date of receipt of a properly executed Conversion Notice, so that Holder shall be treated for all purposes as having become the record holder of Common Stock at such time.

Holder shall have the right by written notice to Maker and STEN to terminate the conversion rights under this Note.  In no event shall the number of shares of Common Stock issuable upon conversion of this Note along with the number of shares of Common Stock issuable upon exercise of the warrant issued to Maker by STEN on the date hereof exceed 19.9% of the outstanding Common Stock, unless and until STEN obtains approval of its shareholders under Nasdaq Marketplace Rules to issue in excess of 19.9% of the outstanding Common Stock.  For the purposes of calculating the number of shares of Common Stock issuable upon conversion hereof and the beneficial ownership of any person, the parties agree to apply the Nasdaq Marketplace Rules and the rules and regulations of the Securities and Exchange Commission.

Transfer of this Note shall be subject to prior delivery by the proposed transferee to the Company of an opinion of counsel reasonably satisfactory to the Company that such transfer is in compliance with all federal and all applicable securities laws.  Holder may transfer this Note only in whole and not in part and only to an assignee that assumes all of Holder’s rights and obligations under the Credit Agreement, the Security Agreement and the Guaranty.  In order to transfer this Note, Holder, or its duly authorized attorney, shall surrender this Note at the office of the Company, accompanied by an assignment duly executed by Holder.  This Note is, and each certificate representing the shares of STEN common stock into which it is convertible shall be, and any shares issued upon conversion that may be subsequently transferred (other than a transfer registered under the Act or any subsequent transfer of shares so registered) stamped or otherwise imprinted with a legend substantially in the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any the securities laws of any state and may not be reoffered, sold, transferred, pledged, or otherwise disposed of except pursuant to (1) registration under such Act or laws or (2) an opinion of counsel reasonably acceptable to the Company to the effect that such registration is not required.”

The shares of Common Stock issuable upon conversion of this Note are the subject of that certain Registration Rights Agreement dated as of the date hereof between Holder and STEN.

After February 13, 2008, the principal amount and interest due on this Note may be prepaid, in full or in part, at any time without premium or penalty, by Maker by paying the full or partial, as applicable, original principal amount plus Interest accrued thereon to the date of payment.  The principal amount and interest due on this Note may not be voluntarily prepaid prior to February 13, 2008, but shall be prepaid in the event a mandatory repayment is required under the Credit Agreement.

Together with the Events of Default set forth under the Security Agreement and/or the Credit Agreement and/or the Guaranty, the occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)

Maker shall fail to pay within 5 days of when due any amounts owing pursuant to this Note;

(b)

Maker shall be in breach of or default under any representation, warranty, covenant, commitment or other provision contained in the Documents (as defined in the Credit Agreement), including, without limitation, the Security Agreement or the Credit Agreement, provided that if Maker shall be in breach of an affirmative covenant contained in the Documents, Holder shall have failed to cure such breach within 5 days of notice from Maker;

(c)

STEN shall be in breach of or default under the Guaranty;

(d)

Maker, or any affiliate thereof, shall be in any breach or default under the terms of any other note, pledge, obligation, mortgage, deed of trust, assignment, guaranty, security agreement, other agreement or other writing heretofore, herewith or hereafter existing between Maker, or any affiliate thereof, and Holder;

(e)

Maker, or any affiliate thereof, shall be in any breach or default under the terms of any other note, pledge, obligation, mortgage, deed of trust, assignment, guaranty, security agreement, other agreement or other writing heretofore, herewith or hereafter existing between Maker, or any affiliate thereof, and any person other than Holder and such person has accelerated payment on such obligation based on such breach or default;

(f)

Maker, or any affiliate thereof, shall (i) voluntarily commence any proceeding or file any petition seeking relief under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, liquidation, or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for it or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) after the date hereof become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing;

(g)

An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Maker or any affiliate thereof, or of a substantial part of the property or assets of Maker or any affiliate thereof, under the United States Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or any affiliate thereof, or for a substantial part of the property of Maker or any affiliate thereof; and such proceeding or petition shall continue undismissed for thirty (30) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) days; and

(h)

A judgment (not reimbursed by insurance policies) or decree for the payment of money, a fine or penalty which when taken together with all other such judgments, decrees, fines and penalties shall exceed One Hundred Thousand Dollars ($100,000), shall be rendered by a court or other tribunal against Maker and (i) shall remain undischarged or unbonded for a period of thirty (30) consecutive days during which the execution of such judgment, decree, fine or penalty shall not have been stayed effectively, or (ii) any judgment creditor or other person shall legally commence actions to collect on or enforce such judgment, decree, fine or penalty; and

(i)

Kenneth W. Brimmer shall no longer be the Chief Executive Officer and Chairman of the Board of STEN,

In the event of any such Event of Default, and at any time thereafter, Holder may declare all amounts owing pursuant to this Note to be immediately due and payable in full and may exercise any and all rights and remedies available to Holder pursuant to this Note or any other agreement securing the indebtedness evidenced by this Note, provided that upon the occurrence of an Event of Default pursuant to paragraph (i) above if Kenneth Brimmer is no longer the Chief Executive Officer of STEN but remains the Chairman of the Board, Holder shall not declare all amounts owing pursuant to this Note to be immediately due and payable in full, but at the Holder’s option, Holder may exercise its right under the Security Agreement to take possession of all of the underlying Collateral securing the amounts due under this Note and receive 100% of the payments on such Collateral directly, until this Note has been repaid.  In the event of any Event of Default, without waiving any of its other rights or remedies, the principal of this Note shall bear interest at 19% per annum or such lesser rate as Holder may determine, until cured or waived.

Upon the sale of all or substantially all of the assets of Maker or STEN or the sale or transfer of control of more than thirty percent (30%) of the issued and outstanding capital stock of Maker or STEN or securities convertible into more than thirty percent (30%) of the issued and outstanding capital stock of Maker or STEN and at any time thereafter, Holder may declare all amounts owing pursuant to this Note to be immediately due and payable in full and may exercise any and all rights and remedies available to Holder pursuant to this Note or any other agreement securing the indebtedness evidenced by this Note.

No act or omission of the Holder, including, but not limited to, any failure to exercise, or delay in exercising, any right, remedy or recourse with respect to a particular event, shall be deemed a waiver or release of such right, remedy or recourse.

The Maker hereby (a) waives demand, presentment for payment, notice of nonpayment, protest and notice of protest and all other notices, and (b) waives diligence in collecting this Note or in enforcing any related security rights.

If suit is brought by the Holder to collect on or otherwise enforce this Note, the Maker agrees that the Holder shall be entitled to collect from the Maker all reasonable costs and expenses, including, but not limited to, reasonable attorneys’ fees and related expenses.  This Note is made pursuant to and shall be governed, performed, construed and enforced according to the laws of the State of Minnesota.

Whenever Maker or Holder shall desire to give or serve any notice, demand, request or other communication with respect to this Note, each such notice, demand, request or other communication shall be in writing and shall be deemed to have been given if sent by hand delivery, overnight courier or certified mail, postage prepaid, addressed to Holder at the address set forth in the first paragraph of this Note with copies to David S. Ezrilov, Esq., Leonard, Street and Deinard Professional Association, 150 South Fifth Street, Suite 2300, Minneapolis, MN 55402; Steve Sabes, 60 South Sixth St., Suite 950, Minneapolis, MN  55402; Robert Sabes, 60 South Sixth St., Suite 2540, Minneapolis, MN  55402 and by email to rwsabes@hotmail.com; or, if to Maker, at Colfax Financial Corporation, c/o Chief Executive Officer, STEN Corporation, 10275 Wayzata Blvd., Suite 310, Minnetonka, Minnesota, 55305, with a copy to April Hamlin, Esq., Lindquist & Vennum, PLLP, 4200 IDS Center, 80 South 8th Street, Minneapolis, MN 55402.  Any party may at any time change its address for such notices by delivering to the other parties hereto, as aforesaid, a notice of such change.

In the event the interest reserved in this Note is ever determined to be usurious, it shall automatically be adjusted, ab initio, to a rate and/or amount which was the highest permitted by law at the time the Note was made, and the indebtedness evidenced hereby, subject to such adjustment, shall remain in full force and effect.

MAKER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS SECURITY AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF HOLDER, ITS SUCCESSORS AND ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN HENNEPIN COUNTY, MINNESOTA.  MAKER CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY STATE OR FEDERAL COURT SITUATED AT HENNEPIN COUNTY, MINNESOTA HAVING JURISDICTION OVER THE SUBJECT MATTER.  MAKER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER AT ITS ADDRESS AS SET FORTH ABOVE.  SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER SUCH PROCESS SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID, BY REGISTERED MAIL.  MAKER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.  MAKER WAIVES HIS RIGHT TO TRIAL BY JURY, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

MAKER:

COLFAX FINANCIAL CORPORATION

/s/  Kenneth W. Brimmer

By:       Kenneth W. Brimmer
   Its: Chief Executive Officer

STEN CORPORATION, with respect to the conversion feature set forth herein

/s/  Kenneth W. Brimmer

By:       Kenneth W. Brimmer
   Its: Chief Executive Officer

CONVERSION NOTICE

STEN Corporation

10275 Wayzata Blvd, Suite 310

Minnetonka, MN  55305

Ladies and Gentlemen:

The undersigned holder of that certain Secured Convertible Promissory Note dated February __, 2007 of Colfax Financial Corporation, a Utah corporation hereby tenders this Conversion Notice to convert $____________ principal amount and accrued interest of the Note into ___________ shares of STEN Corporation’s common stock, $0.01 par value (in accordance with the conversion provisions of the Note).  The original Note is delivered herewith for conversion.

___________________________________________

Dated:  __________, 20__

Name of Holder Typed or Printed

___________________________________________

Signature of Holder

___________________________________________

Title of Authorized Signatory

___________________________________________

Address to Which Correspondence Should be Directed

___________________________________________

City, State and Zip Code

___________________________________________

Tax Identification or Social Security Number